First Quarter 2020 Earnings Review Frank Leto Mike Harrington Liam Brickley President and Chief Financial Officer Chief Credit Officer Chief Executive Officer

Forward Looking Statement This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections as well as statements regarding the Corporation’s future plans, objectives, performance, revenues, growth, profits, operating expenses or the Bryn Mawr Bank Corporation’s (the “Corporation”) underlying assumptions. The words “may,” “would,” “should,” “could,” “will,” “likely,” “possibly,” “expect,” “anticipate,” “intend,” “indicate,” “estimate,” “target,” “potentially,” “promising,” “probably,” “outlook,” “predict,” “contemplate,” “continue,” “plan,” “forecast,” “project,” “annualized,” “are optimistic,” “are looking,” “are looking forward” and “believe” or other similar words and phrases may identify forward-looking statements. Persons reading this press release are cautioned that such statements are only predictions, and that the Corporation’s actual future results or performance may be materially different. Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors, many of which are beyond the Corporation’s control, could cause our actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so our business and financial condition and results of operations could be materially and adversely affected. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. Other factors include, among others, our need for capital, our ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of our loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions on our business and in our market area; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies and the possibility that any banking agency approvals we might require for certain activities will not be obtained in a timely manner or at all or will be conditioned in a manner that would impair our ability to implement our business plans; changes in accounting policies and practices or accounting standards, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the Current Expected Credit Loss model, which has changed how we estimate credit losses and may result in further increases in the required level of our allowance for credit losses ; unanticipated regulatory or legal proceedings, outcomes of litigation or other contingencies; cybersecurity events; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities; material differences in the actual financial results, cost savings and revenue enhancements associated with our acquisitions; uncertainty regarding the future of LIBOR; the impact of public health issues and pandemics, and their effects on the economic and business environments in which we operate, the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; and other factors as described in our securities filings with the SEC. All forward-looking statements and information set forth herein are based on Corporation management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. The Corporation does not undertake to update forward-looking statements. For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the U.S. Securities and Exchange Commission (the “SEC”), including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC. Member FDIC. Equal Housing Lender. Securities, insurance, foreign exchange, and derivatives products are not a deposit, not FDIC insured, not bank guaranteed, not insured by any federal government agency, and may lose value. Statement on Non-GAAP Measures: The Corporation believes the presentation of the following non-GAAP financial measures provides useful supplemental information that is essential to an investor’s proper understanding of the results of operations and financial condition of the Corporation. Management uses non-GAAP financial measures in its analysis of the Corporation’s performance. These non-GAAP measures should not be viewed as substitutes for the financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. 2 1st Quarter 2020 Earnings Review

COVID-19 Response Timeline Evaluate → Prepare → Execute January - February March BMT begins to evaluate and anticipate CMT convenes, begins to provide impact of COVID-19 updates to executive management Updates are discussed and various • All locations are outfitted accordingly internal task forces are put on alert • IT stress tests remote capabilities • Incident Assessment Team “IAT” Business Continuity Plan commences • Crisis Management Team “CMT” (Includes Disaster Recovery) IAT convenes and increases escalation Employees begin to work remotely ( approx. 70% of workforce) IAT declares the occurrence of an Branch lobbies closed incident Announcement of added virtual format for 2020 Annual Meeting 3 1st Quarter 2020 Earnings Review

Aiding Our Stakeholders Customers Employees Communities ✓ Personal Relief Loan for ✓ Deploying resources to ✓ Maintaining access to existing customers ensure the safety and branch services on limited ➢ Up to 60-months soundness of our schedule ➢ Unsecured employees ✓ Reallocating internal ✓ Personal Relief Programs ➢ Providing extra protection for all resources to handle ➢ Deferred payments ‘customer-facing’ additional requests in up to 6-months employees expedited manner ✓ Commercial & Small ✓ Leveraging technological ✓ Taking proactive approach Business relief programs investments to ensure to ensure transparent seamless transition for at ➢ communication and Deferred payments home work force for 3-6 months reliability on products and ➢ Approx. 70% of FTEs services available ✓ SBA Paycheck Protection Program ✓ Extending medical benefits to include virtual option ✓ Waiving fees via telemedicine ➢ Early CD redemption ➢ Overdrafts ➢ Minimum balance 4 1st Quarter 2020 Earnings Review

Identifying Top Risk Areas Top Risk Categories Our Risk Mitigants Operational Risk • Business disruption • Unreliable third • Deploy BCP / DR • Work remotely • Unavailability of key parties • Convene IAT • Monitor third parties personnel • Unfulfilled • Convene CMT • Enhance cyber • Unauthorized access to products/services • Secure on-site defenses information (Cyber) • Fraud personnel • Develop new products Financial Risk • Adverse interest rate • Meeting operating / • Stress test interest • Revisit liquidity movement loan funding rates sources & conduct • Unfavorable economic obligations • Monitor balance sheet stress testing conditions and impact • Inability to invest in • Modify new business • Ration capital on allowance for credit vital opportunities pricing investments losses Credit Risk • Customer nonpayment • Adverse fluctuation in • Evaluate stress test • Payment accommodation • Loans do not perform as collateral value results programs expected • Aggressively monitor & • Direct customer call manage at-risk segments program to gauge stress Reputation Risk • Communicate to employees, customers, regulators, • Risk of negative public relations shareholders, communities 5 1st Quarter 2020 Earnings Review

1st Quarter 2020 Results Income Statement $ in thousands, except per share data 1Q20 4Q19 % Change Net interest income $36,333 $35,985 1% Provision for credit losses on loans & leases 32,335 2,225 1353% Net interest income after provision 3,998 33,760 (88%) Noninterest income 18,300 23,255 (21%) Total noninterest expense 36,418 36,430 0% (Loss) income before income taxes (14,120) 20,585 (169%) Income tax (benefit) expense (2,957) 4,202 (170%) Net (loss) income ($11,163) $16,383 (168%) Basic earnings per share ($0.56) $0.81 Weighted average shares outstanding 20,053,159 20,124,553 Financial Metrics Return on average assets (0.93%) 1.36% Return on tangible equity (10.17%) 16.85% Efficiency ratio 64.98% 59.89% Net interest margin 3.38% 3.36% 6 1st Quarter 2020 Earnings Review

Balance Sheet - Liquidity - Capital Assets (millions) 1Q20 4Q19 1Q 2020 Assets ▪ Quarterly loan growth of 2.1%, or 8.5% annualized Total Assets $4,923 $5,263 ▪ Increase to the allowance from the adoption of CECL followed by economic downturn resulting Total Portfolio Loans & Leases 3,767 3,689 from pandemic ALLL (54.1) (22.6) 1Q 2020 Liquidity 1Q20 4Q19 Liquidity (millions) ▪ Deposit retention remains a key focus Noninterest bearing deposits $928 $898 ▪ Avenues for liquidity include: ▪ Significant capacity at FHLB Interest-bearing deposits 2,851 2,944 ▪ Federal Reserve discount window ▪ Various wholesale & brokered deposit options Short-term borrowings 162 493 ▪ Federal Reserve program to help fund PPP loans ▪ High quality investment portfolio acts as a source of liquidity Capital (millions) 1Q20 4Q19 Total shareholders' equity $593 $612 1Q 2020 Capital ▪ Bank and Corporation capital remain above Corp. Tier 1 leverage ratio 8.88% 9.33% internal targets Corp. CET1 ratio 10.27% 10.86% ▪ Paused stock buyback program in March ▪ 207,201 shares repurchased previously in 1Q Tangible book value per share $19.66 $20.36 ▪ Maintaining shareholder dividend at this time 7 1st Quarter 2020 Earnings Review

Asset Quality Net Charge-Offs ($000) 1.00% $4,500 $4,073 Charge-Offs • Net charge-offs increased $3.7 million from the $3,000 $2,546 fourth quarter 2019 driven by $2.2 million in 0.50% charge-offs in our leasing portfolio $1,324 $1,500 $1,061 0.44% Net charge-offs as a percent of average loans 0.30% $400 • and leases increased 40 basis points Q over Q 0.12% 0.15% 0.04% $0 0.00% 1Q19 2Q19 3Q19 4Q19 1Q20 • Nonperforming loans decreased $3.1 million, or Net Charge-offs NCOs/Average loans & leases 29% compared to the linked quarter Provision for Credit Losses ($000) Provision under CECL $40,000 CECL • The provision increased by $30.1 million as $32,335 compared to the linked quarter $30,000 • CECL was adopted on January 1, 2020 $20,000 • Day one (non-earnings) reserve increase of 14%, or $3.2 million recorded January 1 Incurred Loss Model • 1st quarter provision of $32.3 million $10,000 $3,736 reflects management’s estimates under $1,627 $919 $2,225 CECL $0 1Q19 2Q19 3Q19 4Q19 1Q20 8 1st Quarter 2020 Earnings Review

CECL Implementation and 1st Quarter Increase December 31, 2019 January 1, 2020 March 31, 2020 $ thousands Incurred Loss Method CECL Adoption CECL % of % of % of Portfolio Loan Segment Amount Segment Amount Segment Amount Segment Commercial & Industrial $3,835 0.89% $3,676 0.85% $8,734 1.78% Construction 1,230 0.61% 871 0.43% 6,984 3.16% Consumer 304 0.54% 444 0.78% 190 0.42% CRE - Nonowner-Occupied 7,960 0.60% 7,493 0.56% 13,329 0.98% CRE - Owner-Occupied 2,825 0.54% 2,841 0.54% 4,192 0.79% HELOC 1,114 0.50% 1,068 0.48% 2,748 1.31% Leases 2,361 1.43% 3,955 2.40% 8,909 5.29% Overdrafts 134 25.30% 134 25.30% 151 25.30% Residential 2,839 0.38% 5,326 0.72% 8,833 1.18% Total $22,602 0.61% $25,808 0.70% $54,070 1.44% Reserve for unfunded loan commitments $360 $1,181 $4,197 Allowance for credit losses on loans and leases increased 139% since December 31, 2019 due to the adoption of CECL on January 1, 2020, followed by the economic downturn relating to the COVID-19 pandemic 9 1st Quarter 2020 Earnings Review

Loan Portfolio Segments Leases, 5% Other, 1% Construction, 6% 1-4 Family, 25% C&I, 13% Non-Owner Owner Occupied, Occupied, 25% 14% Non-Owner Occupied (25%) Leasing Portfolio (5%) Primarily commercial mortgage loans with more than ➢ Located in all 50 states and Washington D.C. 96% Pass-rated ➢ Average lease size: $26 thousand ➢ Average LTV: 63% ➢ More susceptible to downturns in the ➢ Average loan size: $1.5 million economy Multiple programs developed to provide relief to clients 10 1st Quarter 2020 Earnings Review

BMT Loan Assistance Programs

Commercial / Small Business Relief	SBA Paycheck Protection Program (PPP)	Consumer Relief
Offering two levels of relief 1. Complete payment holiday ✓ Zero principal ✓ Zero interest ✓ Three billing cycles ✓ Additional relief options 2. Interest only ✓ Zero principal ✓ Three billing cycles ✓ Additional relief options Total Participants: 240+ Total Amount: $500 million+	PPP Stats: ✓ 2,400+ requests ✓ 1,600+ submitted applications ✓ 700+ approved to date ✓ $220+ million allocation ✓ 92%+ in PA ✓ Continuing to process applications	Six month payment holiday ✓ Total Participants: 146 ✓ Total Amount: $25 million Data as of April 17, 2020

BMT BRYN MAWR TRUST

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1st Quarter 2020 Earnings Review

Specialized Sector Exposures Commercial Real Estate-Sector ($000) Total Loans % of Total Loans Avg. Loan Size Avg. LTV Retail $352,923 9.4% $1,689 61.9% Multifamily 278,866 7.4% 1,256 66.1% Flex 240,354 6.4% 1,184 63.5% Office 218,996 5.8% 1,810 68.7% Hospitality 92,078 2.4% 3,289 62.6% CRE Portfolio Lines of Credit Usage ➢ Seasoned portfolio with long-tenured clients 70.0% 60.0% ➢ 96% of portfolio sectors above Pass-rated 50.0% 40.0% ➢ Clients with a long-history in our local communities 30.0% 20.0% ➢ Several relief program available 10.0% 0.0% ➢ Low exposures in restaurants, manufacturing Commercial Construction Consumer HELOC Master Small and energy Commitment Business 12/31/2019 3/31/2020 Lines of credit usage increased 2%, or $16 million since December 31, 2019. 12 1st Quarter 2020 Earnings Review

Non-GAAP Reconciliation As of or For the Three Months Ended March 31, December 31, $ thousands 2020 2019 Calculation of Return on Average Tangible Equity: Net (loss) income attributable to BMBC (a GAAP measure) $ (11,163) $ 16,384 Add: Tax-effected amortization and impairment of intangible assets 725 753 Net tangible (loss) income (numerator) $ (10,438) $ 17,137 Average shareholders' equity $ 615,010 $ 606,508 Less: Average Noncontrolling interest 695 694 Less: Average goodwill and intangible assets (202,760) (203,663) Net average tangible equity (denominator) $ 412,945 $ 403,539 Return on tangible equity (a non-GAAP measure) (10.17%) 16.85% Calculation of Efficiency Ratio: Noninterest expense $ 36,418 $ 36,430 Less: certain noninterest expense items*: Amortization of intangibles (918) (953) Noninterest expense (adjusted) (numerator) $ 35,500 $ 35,477 Noninterest income $ 18,300 $ 23,255 Net interest income 36,333 35,985 Noninterest income and net interest income (denominator) $ 54,633 $ 59,240 Efficiency ratio 64.98% 59.89% * In calculating the Corporation's efficiency ratio, which is used by Management to identify the cost of generating each dollar of core revenue, certain non-core income and expense items as well as the amortization of intangible assets, are excluded. 13